Exhibit 99.3

Flutter VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

All proxy voting instructions must be received by no later than 11:00am (Irish Time) / 6:00am (Eastern Time) on 29 April 2024.

Online
Go to **www.investorvote.com/FLUT** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada
Call toll free +1-781-575-2300 outside the USA, US territories and Canada.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Control Number:

2024 Annual General Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR each Director nominee named in Proposals 1 and 2 and FOR Proposals 3 – 11.

1. To elect the following as a Director:

	For	Against	Abstain
(a) - John Bryant	☐	☐	☐

2. To re-elect, by separate resolutions, each of the following Directors:

	For	Against	Abstain
(a) - Nancy Cruickshank	☐	☐	☐
(b) - Nancy Dubuc	☐	☐	☐
(c) - Paul Edgecliffe-Johnson	☐	☐	☐
(d) - Alfred F. Hurley, Jr.	☐	☐	☐
(e) - Peter Jackson	☐	☐	☐
(f) - Holly Keller Koeppel	☐	☐	☐
(g) - Carolan Lennon	☐	☐	☐
(h) - Atif Rafiq	☐	☐	☐

	For	Against	Abstain
3. To receive and consider the 2023 report on Directors' remuneration	☐	☐	☐
4. To authorise the Directors to fix the remuneration of the Auditor for the year ending 31 December 2024	☐	☐	☐
5. Special resolution to maintain the existing authority to convene an extraordinary general meeting on 14 clear days' notice	☐	☐	☐
6. Ordinary resolution to authorise the directors to allot shares	☐	☐	☐
7. Disapplication of statutory pre-emption rights			
(7a) - Special Resolution to Disapply Statutory Pre-Emption Rights	☐	☐	☐
(7b) - Special Resolution to Disapply Additional Statutory Pre-Emption Rights in connection with acquisitions/specified capital investments	☐	☐	☐
8. Special resolution to authorise the Company to make market purchases of its own shares	☐	☐	☐
9. Special resolution to determine the price range at which treasury shares may be reissued off-market	☐	☐	☐
10. Special resolution to authorise the transfer of Flutter's Listing Category on the Official List of the FCA and on the Main Market of the London Stock Exchange plc from a Premium Listing to a Standard Listing	☐	☐	☐
11. Special resolution for authorisation to adopt the new Articles of Association of the Company in connection with the proposed transfer of Flutter's listing set out in Proposal 10	☐	☐	☐

1 U P X

03YLGG

2024 Annual General Meeting Admission Ticket 2024 Annual General Meeting of Flutter Entertainment plc Wednesday, 1 May 2024 at 11.00am (Irish Time) / 6.00am (Eastern Time) at Belfield Office Park, Beech Hill Road, Clonskeagh, Dublin D04 V972, Ireland Upon arrival, please present this admission ticket. The card is for the purposes of registration and accreditation when attending the Annual General Meeting. The 2024 Annual General Meeting of Shareholders of Flutter Entertainment plc will also be accessible virtually via the internet at meetnow.global/MUUYZY2. Shareholders should note, however, that it will not be possible to vote or ask questions virtually at the AGM by using the webcasting platform. To access the virtual meeting, you must have the Control Number that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the internet availability of proxy materials for the Annual General Meeting of Shareholders. Information regarding the AGM, including a copy of the Notice of AGM (which includes further details on the proposals to be considered at the 2024 AGM), along with our Annual Report and Accounts 2023, the Company’s directors’ report and financial statements prepared in accordance with IFRS and Irish law and copies of any other documentation relating to the AGM, including the Form of Proxy, are available on the Company’s website at https://www.flutter.com/investors/shareholder-information/agm/ and can be accessed at www.investorvote.com/FLUT. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/FLUT qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy Flutter Entertainment plc + Notice of 2024 Annual General Meeting of Shareholders Proxy Solicited by Board of Directors for Annual General Meeting — 1 May 2024 I/We the undersigned, being an Ordinary Shareholder(s) of the Company, HEREBY Appoint the Chair of the meeting with full power of substitution or ____________________ (see note 1 below) as my/our proxy to vote for me/us and on my/our behalf at the Annual General Meeting of the Company to be held at 11.00am (Irish Time) / 6.00am (Eastern Time) on 1 May 2024 and at any adjournment thereof. I/We direct my/our proxy to attend, speak and vote on the resolutions set out in the Notice of AGM as instructed and in respect of other resolutions that may arise at the meeting as the proxy thinks fit. This proxy may be exercised in respect of all/__________ shares registered in my/our name(s). Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election/re-election of all the directors listed in proposals 1 and 2 and FOR proposals 3 – 11. In the case of registered joint holders (i) only one need sign, and (ii) the vote of the senior holder who tenders a vote, whether in person or by proxy or (in the case of a corporation) by authorized representative, will alone be counted. For this purpose seniority will be determined by the order in which the names appear in the register of shareholders of Flutter Entertainment plc in respect of the joint holding. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. 1. If it is desired to appoint another person as proxy, the words “the Chair of the meeting” should be deleted and the name and address of the proxy, who need not be a member of the Company, instead inserted and initialed. Please note that proxies may be asked to present identification. (Items to be voted appear on reverse side) B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Joint owners should each sign personally. Where the appointer is a body corporate this form must be under seal or signed by a duly authorised officer of attorney of the body corporate. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 (joint owners) — Please keep signature within the box. C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.